UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) : January 23, 2023

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-37538	47-4456296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 3215, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.0001 par value per share	FCPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On January 23, 2023, Four Corners Property Trust, Inc. (the “Company”) announced the promotion of James Brat from General Counsel and Chief Transaction Officer to Chief Operating Officer ("COO"), effective January 20, 2023. Mr. Brat, age 53, has served as the Company’s General Counsel since the Company's inception in November 2015 and the Company's Chief Transaction Officer since January 2020.

There are no arrangements or understandings pursuant to which Mr. Brat was selected for his position, and there are no related party transactions between the Company and Mr. Brat reportable under Item 404(a) of Regulation S-K. Mr. Brat does not have any family relationship with any director or executive officer of the Company.

In recognition for Mr. Brat's promotion to COO, the Board of Directors of the Company approved a one-time grant of restricted stock units with the fair value of $400,000 and a five-year vesting cliff. Any future changes to Mr. Brat's compensatory arrangements will be reported on a subsequent Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure
On January 23, 2023, the Company issued a press release announcing the promotion of Mr. Brat. The press release is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act or, otherwise subject to the liabilities of that section.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated January 23, 2023

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ JAMES L. BRAT
James L. Brat Chief Operations Officer
Date: January 23, 2023